VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT DECEMBER 31, 2018

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests. We take pride in our continued commitment to provide prompt, courteous service to our policyowners. For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Monarch Life Insurance Company and the Policyowners of Fidelity Variable Account of Monarch Life Insurance Company:

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of Government Money Market Division, Investment Grade Bond Division, Equity-Income Division, Growth Division, Asset Manager Division, High Income Division, and Overseas Division of Fidelity Variable Account of Monarch Life Insurance Company as of December 31, 2018, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Government Money Market Division, Investment Grade Bond Division, Equity-Income Division, Growth Division, Asset Manager Division, High Income Division, and Overseas Division of Fidelity Variable Account of Monarch Life Insurance Company as of December 31, 2018 and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Monarch Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the Fidelity Variable Account of Monarch Life Insurance Company based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the Fidelity Variable Account of Monarch Life Insurance Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
Boston, Massachusetts April 19, 2019

We have served as the auditor of one or more of the divisions of Fidelity Variable Account of Monarch Life Insurance Company since 1991.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210 T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

STATEMENTS OF NET ASSETS AT DECEMBER 31, 2018

Investments in:	Cost	Number of Shares/Units	NAV	Assets at Market Value	Dividends Receivable	Due from (to) Monarch Life Insurance Company	Net Assets
Government Money Market Portfolio	$ 2,985,585	2,985,585 $	1.00 $	2,985,585 $	--	$ (13,814) $	2,971,771
Investment Grade Bond Portfolio	752,399	59,381	12.34	732,762	--	(465)	732,297
Equity-Income Portfolio	9,953,249	458,088	20.37	9,331,248	--	(22,555)	9,308,693
Growth Portfolio	15,062,768	291,589	63.10	18,405,110	--	(111,756)	18,293,355
Asset Manager Portfolio	2,146,235	136,131	16.38	1,862,278	--	(4,529)	1,857,749
High Income Portfolio	1,756,144	327,456	4.97	1,627,456	--	(40,894)	1,586,562
Overseas Portfolio	4,139,456	220,987	19.13	4,227,484	--	(6,308)	4,221,176

VARIABLE ACCOUNT C
MONARCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2018
Government	Investment	Equity-		Asset	High
Money Market	Grade Bond	Income	Growth	Manager	Income	Overseas
Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends                                                        $          52,293 $                      16,308 $                    232,953 $                      51,317 $                      34,180 $                      98,683 $                      78,414
Expenses:

Risk Charges and Administrative Expenses	(32,284)	(6,367)	(101,066)	(213,552)	(20,910)	(18,309)	(51,451)
Net Investment Income (Loss)	20,009	9,941	131,887	(162,235)	13,270	80,374	26,963
Gains and (Losses) on Investments:
Net Realized Gains (Losses)	--	(5,360)	168,176	1,785,537	6,885	(59,084)	134,149
Net Unrealized (Losses)	--	(17,875)	(1,641,820)	(4,764,607)	(218,026)	(99,405)	(982,288)
Capital Gain Distributions	--	3,945	451,899	3,062,690	67,625	--	--
Net Gains (Losses)	--	(19,290)	(1,021,745)	83,620	(143,516)	(158,489)	(848,139)
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,009	(9,349)	(889,858)	(78,615)	(130,246)	(78,115)	(821,176)
Transfers Due to Deaths	(177,137)	103,194	(111,012)	(1,637,216)	11,652	(943,226)	(10,295)
Transfers Due to Other Terminations	(38,649)	46	(101,788)	(448,335)	115	(212,246)	(12,236)
Transfers Due to Policy Loans	(30,970)	--	26,471	(7,465)	2,298	5,763	1,319
Transfers of Cost of Insurance	(11,771)	(3,275)	(41,789)	(88,704)	(9,742)	17,936	(24,950)
Transfers of Net Loan Cost	(7,794)	(93)	(20,168)	(35,838)	(5,200)	(2,493)	(4,583)
Transfers Among Investment Divisions	171,644	81,450	347,143	(421,640)	(92,339)	141,745	(228,003)
Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(94,677)	181,322	98,857	(2,639,198)	(93,216)	(992,521)	(278,748)
Total Increase (Decrease) in Net Assets	(74,668)	171,973	(791,001)	(2,717,813)	(223,462)	(1,070,636)	(1,099,924)
Net Assets - Beginning of Year	3,046,439	560,324	10,099,694	21,011,167	2,081,211	2,657,198	5,321,100
Net Assets - End of Year	$ 2,971,771 $	732,297 $	9,308,693 $	18,293,354 $	1,857,749 $	1,586,562 $	4,221,176

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2017

Government	Investment	Equity-		Asset	High
Money Market	Grade Bond	Income	Growth	Manager	Income	Overseas
Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends                                                            $        20,225 $                    16,100 $                  165,604 $                      41,734 $                    38,194 $                  151,487 $                      70,093
Expenses:

Risk Charges and Administrative Expenses	(30,107)	(7,129)	(95,236)	(191,160)	(20,152)	(27,525)	(47,026)
Net Investment Income (Loss)	(9,882)	8,971	70,368	(149,426)	18,042	123,962	23,067

Gains and (Losses) on Investments:

Net Realized Gains (Losses)	--	(5,799)	85,226	650,900	18,176	3,414	30,385
Net Unrealized Gains (Losses)	--	16,542	722,256	3,579,916	(12,359)	29,205	1,113,692
Capital Gain Distributions	--	3,563	201,024	1,348,699	222,940	--	4,583
Net Gains	--	14,306	1,008,506	5,579,515	228,757	32,619	1,148,660

Net Increase (Decrease) in Net Assets
Resulting from Operations                                                                        (9,882)                    23,277                1,078,874                    5,430,089                      246,799                    156,581                  1,171,727

Transfers Due to Deaths	(38,771)	(284,788)	(89,174)	(700,952)	(85,930)	(8,763)	(5,699)
Transfers Due to Other Terminations	(186,898)	52	(188,197)	(129,602)	(476)	(19,185)	(8,624)
Transfers Due to Policy Loans	10,897	--	58,605	258,610	(3,315)	22,146	(2,591)
Transfers of Cost of Insurance	(13,644)	(3,536)	(39,643)	(78,277)	(8,961)	(11,893)	(21,725)
Transfers of Net Loan Cost	(7,592)	(87)	(27,432)	(32,416)	(4,759)	(3,743)	(7,177)
Transfers Among Investment Divisions	269,820	69,613	(228,328)	(130,552)	1,590	(215,640)	233,497
Net Increase (Decrease) in Net Assets Resulting from Principal Transactions	33,812	(218,746)	(514,169)	(813,189)	(101,851)	(237,078)	187,681
Total Increase (Decrease) in Net Assets	23,930	(195,469)	564,705	4,616,900	144,948	(80,497)	1,359,408
Net Assets - Beginning of Year	3,022,509	755,793	9,534,989	16,394,267	1,936,263	2,737,695	3,961,692
Net Assets - End of Year	$3,046,439	$560,324 $	10,099,694	$21,011,167	$2,081,211	$2,657,198 $	5,321,100

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions. Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Fidelity Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Fidelity Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act. The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits. Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re). On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court). A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994. Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked, or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts. Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re. The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management. Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Funds are valued at fair value, which is the reported net asset value per share of the respective portfolios of the Funds each day that the New York Stock Exchange is open. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method. Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company. Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE MEASUREMENT: At December 31, 2018, all of the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2018 are shown below:

	Purchases	Sales
Government Money Market Portfolio	$4,130,884	$4,211,276
Investment Grade Bond Portfolio	183,333	91,332
Equity-Income Portfolio	2,225,236	1,569,495
Growth Portfolio	4,039,799	3,947,622
Asset Manager Portfolio	173,377	215,424
High Income Portfolio	536,682	1,414,326
Overseas Portfolio	414,574	667,962

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks, and annual administrative expenses related to the operations of the Account. Monarch Life deducts a daily charge from the assets of the Account to cover these risks. The charge is equal to a rate of 1.00% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2018 and 2017 are shown below:

                        2018                        2017
Net Increase                                                                Net Increase
  Issued                Redeemed(Decrease)IssuedRedeemed  (Decrease)

Government Money Market Division	193,128	(197,838)	(4,710)	80,385	(78,149)	2,236
Investment Grade Bond Division	4,118	(2,148)	1,970	12,006	(14,869)	(2,863)
Equity-Income Division	14,869	(13,687)	1,182	3,795	(8,654)	(4,859)
Growth Division	6,291	(25,197)	(18,906)	5,671	(10,516)	(4,845)
Asset Manager Division	1,206	(3,350)	(2,144)	2,774	(4,030)	(1,256)
High Income Division	8,315	(26,225)	(17,910)	4,285	(8,713)	(4,428)
Overseas Division	7,262	(13,978)	(6,716)	8,347	(3,859)	4,488

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base. This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost. A policyowner’s investment base is reduced by the net loan cost.

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2018, 2017, 2016, 2015, and 2014 consists of the following:

                  At December 31,        For the year ended December 31,
Expenses as a

		Separate	Policyowner	Investment	% of Average
		Account	Investment	Income	Investment	Total
2018	Units	Index	Base	Ratio*	Base**	Return***
Government Money Market Division	140,583	$21.24	$2,985,584	1.62%	1.00%	0.64%
Investment Grade Bond Division	18,304	40.03	732,763	2.56%	1.00%	(1.52%)
Equity-Income Division	94,812	98.42	9,331,248	2.30%	1.00%	(9.21%)
Growth Division	131,836	139.61	18,405,110	0.24%	1.00%	(1.16%)
Asset Manager Division	33,256	56.00	1,862,277	1.63%	1.00%	(6.29%)
High Income Division	31,580	51.53	1,627,458	5.43%	1.00%	(4.25%)
Overseas Division	106,259	39.78	4,227,484	1.52%	1.00%	(15.66%)

2017

Government Money Market Division	145,293	$21.10	$3,065,977	0.67%	1.00%	(0.32%)
Investment Grade Bond Division	16,334	40.65	663,997	2.25%	1.00%	3.19%
Equity-Income Division	93,630	108.40	10,149,152	1.72%	1.00%	11.78%
Growth Division	150,742	141.25	21,292,003	0.22%	1.00%	33.80%
Asset Manager Division	35,400	59.76	2,115,465	1.88%	1.00%	12.98%
High Income Division	49,490	53.82	2,663,584	5.46%	1.00%	5.88%
Overseas Division	112,975	47.17	5,329,015	1.48%	1.00%	29.00%

2016

Government Money Market Division	143,057	$21.17	$3,028,475	0.20%	1.00%	(0.79%)
Investment Grade Bond Division	19,197	39.40	756,284	2.27%	1.00%	3.71%
Equity-Income Division	98,489	96.97	9,550,828	2.33%	1.00%	16.85%
Growth Division	155,587	105.57	16,424,755	0.04%	1.00%	(0.19%)
Asset Manager Division	36,656	52.89	1,938,925	1.43%	1.00%	2.05%
High Income Division	53,918	50.83	2,740,789	5.62%	1.00%	13.48%
Overseas Division	108,487	36.57	3,966,938	1.44%	1.00%	(6.00%)
2015
Government Money Market Division	174,605	$21.34	$3,725,616	0.03%	1.00%	(0.96%)
Investment Grade Bond Division	18,354	37.99	697,228	2.27%	1.00%	(1.58%)
Equity-Income Division	108,470	82.99	9,001,682	3.05%	1.00%	(4.92%)
Growth Division	169,348	105.77	17,912,334	0.26%	1.00%	6.11%
Asset Manager Division	41,532	51.83	2,152,602	1.55%	1.00%	(0.85%)
High Income Division	51,544	44.80	2,308,946	6.53%	1.00%	(4.58%)
Overseas Division	112,822	38.90	4,388,790	1.25%	1.00%	2.60%

2014
Money Market Division	153,553	$21.54	$3,308,260	0.01%	1.00%	(0.98%)
Investment Grade Bond Division	30,254	38.60	1,167,711	2.05%	1.00%	4.78%
Equity-Income Division	118,402	87.28	10,333,862	2.90%	1.00%	7.64%
Growth Division	180,206	99.68	17,962,654	0.19%	1.00%	10.20%
Asset Manager Division	47,520	52.27	2,484,085	1.51%	1.00%	4.79%
High Income Division	53,513	46.95	2,512,216	5.47%	1.00%	0.15%
Overseas Division	128,815	37.91	4,883,988	1.35%	1.00%	(8.99%)

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values. The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values. Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions. These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios. These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

Management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2018 which require recognition or disclosure in the financial statements.

59601  05/18